UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2025

Farmers and Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55756	81-3605835
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

4510 Lower Beckleysville Road, Suite H, Hampstead, MD	21074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 374-1510

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operation and Financial Condition.

On April 29, 2025, Farmers and Merchants Bancshares, Inc. (the “Company”) issued a press release describing its financial results for the three-month period ended March 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On April 29, 2025, the Company will hold its Annual Meeting of Stockholders at which members of management will present information, including certain public financial data and performance trends, for the year ended December 31, 2024 and the first quarter of 2025. You may access management’s presentation, free of charge, by clicking on the following link: https://investors.fmb1919.com/news-market-data/presentations/default.aspx. The information on the Company’s website is not, and shall not be deemed to be, a part of this report or incorporated into other filings that the Company makes with the Securities and Exchange Commission.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01         Other Events.

The Company and its wholly-owned bank subsidiary, Farmers and Merchants Bank (the “Bank”), announce that Mark C. Krebs, who serves as the Treasurer and Chief Financial Officer of the Company and as Executive Vice President - Chief Financial Officer of the Bank (collectively, the “CFO”), will retire on June 30, 2025. The boards of directors of the Company and the Bank intend to appoint Paul B. Susie to serve as the CFO upon Mr. Krebs’ retirement. Mr. Susie has served as Senior Vice President – Chief Accounting Officer of the Bank since December 2, 2024.

Prior to his employment with the Bank, Mr. Susie most recently served as Vice President of Accounting for Eastern Savings Bank from August 2021 to November 2024 and as an independent consultant from June 2019 to August 2021. Between July 2016 and June 2019, Mr. Susie served as the Executive Vice President and Chief Financial Officer of Severn Bancorp, Inc. and Severn Savings Bank. From August 2014 to July 2016, he served as the Senior Vice President and Chief Financial Officer of Hopkins Federal Savings Bank. From June 2009 to July 2014, Mr. Susie was Senior Vice President and Chief Financial Officer of First Mariner Bancorp, Inc. and First Mariner Bank. Mr. Susie is a graduate of the University of Baltimore and is a Certified Public Accountant.

The Company will disclose the information required by Item 5.02 of Form 8-K with respect to Mr. Susie in a Form 8-K that will be filed within four business days of his appointment as the CFO.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

99.1	Press release dated April 29, 2025 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS AND MERCHANTS BANCSHARES, INC.

Dated: April 29, 2025	By:	/s/ Gary A. Harris
Gary A. Harris
President & CEO